UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

Grand Havana Inc.

(Exact name of registrant as specified in its charter)

JunkieDog.com, Inc.

(Former name of registrant)

Nevada (State or other jurisdiction of incorporation)	000-55037 (Commission File Number)	27-0631947 (IRS Employer Identification No.)

407 Lincoln Rd. Suite 2A

Miami Beach, FL 33139

(Address of principal executive offices)

Registrant’s telephone number, including area code: 305.297.2207

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

JunkieDog.com Inc (the “Company”) has amended its articles of incorporation to change its name to Grand Havana Inc. The Company acquired Grand Havana Master LLC on February 7, 2017, and transitioned its business to that of Grand Havana Master. The Company is now focused on the sale and distribution of specialty coffees and teas.

Simultaneously with its name change the Company will now trade on OTC Markets under the symbol “GHAV.”

(2)

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1	Amendment to Articles of incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JunkieDog.com, Inc.

Date: July 25, 2017	By: /s/ Robert Rico
Chief Executive Officer